Exhibit 99.1

FOR IMMEDIATE RELEASE

Semtech Announces Private Exchanges of Convertible Notes Due 2028

CAMARILLO, Calif., July 12, 2024—Semtech Corporation (Nasdaq: SMTC), a high-performance semiconductor, IoT systems and cloud connectivity service provider, announced it has entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) with certain holders of its 4.00% Convertible Senior Notes due 2028 (the “2028 Notes”). Pursuant to these Exchange Agreements, the company agreed, subject to customary closing conditions, to repurchase an aggregate of approximately $183 million of the outstanding principal amount of the 2028 Notes for aggregate consideration consisting of a number of shares of the company’s common stock, par value $0.01 per share (the “Common Stock”), to be determined over an averaging period commencing on July 12, 2024. These exchange transactions (the “Exchanges”) are expected to close on or about July 24, 2024, subject to the satisfaction of customary closing conditions.

The shares of Common Stock issuable in the Exchanges have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and such other jurisdictions. This press release shall not constitute an offer to sell, or a solicitation of an offer to buy any securities, nor shall there be any sale of, any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction.

Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company’s current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and include, among others, statements regarding the timing of the Exchanges; whether the conditions for the closing of the Exchanges will be satisfied; and the Company’s plans, objectives and expectations. Statements containing words such as “may,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “should,” “could,” “will,” “designed to,” “projections,” or “business outlook,” or other similar expressions constitute forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: whether the Company will be able to execute and complete the Exchanges in a timely manner if at all; the Company’s ability to comply with, or pursue business strategies due to the covenants under the agreements governing its indebtedness; the Company’s ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty; downturns in the business cycle; and decreased average selling prices of the Company’s products. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2024, which was filed with the SEC on March 28, 2024, as such risk factors may be amended, supplemented or superseded from time to time by subsequent reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management’s analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.

Semtech and the Semtech logo are registered trademarks or service marks of Semtech Corporation or its subsidiaries.

SMTC-F

CONTACT:

Sara Kesten

Semtech Corporation

(805) 480-2004

webir@semtech.com